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                                                                   Exhibit 99(a)

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Kenneth W. Lowe, President and Chief Executive Officer of The E. W. Scripps Company (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               /s/ Kenneth W. Lowe
                               -------------------------------------------------
                               Kenneth W. Lowe
                               President and Chief Executive Officer

August 12, 2002

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